Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Quadrant 4 Systems Corporation (the “Company”) on Form 10-Q for the third quarter ending September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nandu Thondavadi, Chief Executive Officer and I, Dhru Desai, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2012	By:	/s/ Nandu Thondavadi
Nandu Thondavadi
Chief Executive Officer and Director

November 9, 2012	By:	/s/ Dhru Desai
Dhru Desai
Chief Financial Officer, President and Director